UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2024
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2024, Tupperware Brands Corporation (the “Company”), Tupperware Products AG (together with the Company, collectively, the “Borrowers”), certain other subsidiaries of the Company, the Administrative Agent (as defined below), and certain of the Lenders (as defined below), among others, amended (such amendment, the “Forbearance Amendment”) that certain Forbearance Agreement, dated as of February 13, 2024 (as amended by that certain Amendment to Forbearance Agreement, dated as of June 3, 2024, the “Forbearance Agreement”), by and among, among others, the Borrowers, certain other subsidiaries of the Company, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the Lenders (as defined therein and used herein with the same meaning) party thereto.

As previously disclosed in the Current Report on Form 8-K filed on June 5, 2024, the Forbearance Agreement provides for, among other things, the Company’s compliance with specified milestones with respect to business planning and repayment transactions (each such milestone, a “Forbearance Agreement Milestone”) until the earlier of (a) June 30, 2024 at 11:59 p.m. Eastern time (the “Forbearance Termination Date”) and (b) the date and time on which the Administrative Agent (at the direction of the majority Lenders) elects to terminate the Forbearance Agreement in accordance with its terms. The Forbearance Amendment (a) extends the Forbearance Termination Date to July 7, 2024 at 11:59 p.m. Eastern time (as such date may be extended for a period not to exceed five (5) business days by the Administrative Agent in its sole discretion) and (b) extends certain Forbearance Agreement Milestones related to the entry into a definitive agreement with respect to certain repayment transactions from June 22, 2024 (which had previously been extended by the Administrative Agent in its sole discretion to June 28, 2024) to July 7, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date:	July 1, 2024	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary